SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report ( date of earliest event reported) : February 23rd, 2005

                             ORGANITECH U.S.A. INC.

             (Exact name of Registrant as specified in its charter)

         Delaware                     0-XXXXXX                   0969365
         --------                     --------                   -------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                    Identification No.)


                             YOQNEAM INDUSTRIAL AREA
                       P.O. BOX 700, YOQNEAM 20692, ISRAEL
                                 972-4-959-0515
(Address of principal place of business or intended principal place of business)

               LIOR HESSEL, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             YOQNEAM INDUSTRIAL AREA
                       P.O. BOX 700, YOQNEAM 20692, ISRAEL
                                 972-4-959-0515
            (Name, address and telephone number of agent for service)



ITEM 8.01 OTHER EVENTS


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 23rd, 2005          OrganiTECH U.S.A.,  INC.


                                    By: /s/ Lior Hessel
                                    -------------------
                                    Lior Hessel, President